EXHIBIT 99.2

Enviva Announces Meeting and Record Date for Special Meeting of Unitholders Regarding the Conversion Transaction
BETHESDA, Md., November 3, 2021 — Enviva Partners, LP (NYSE: EVA) (“Enviva,” “we,” “us,” or “our”) today announced that it has established a record date of November 19, 2021 and a meeting date of December 17, 2021 for a special meeting of its common unitholders to be held at 10a.m. Eastern Time. In light of the COVID-19 pandemic, the special meeting will be held in a virtual format via a live webcast.
At the special meeting, Enviva’s common unitholders will vote on a proposal to approve a Plan of Conversion that provides for and sets forth matters related to the conversion of Enviva from a Delaware limited partnership to a Delaware corporation named “Enviva Inc.,” including the filing of a Certificate of Conversion and the Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware (the transactions contemplated by the Plan of Conversion, the “Conversion”).

The Partnership’s unitholders of record at the close of business on November 19, 2021 will be entitled to receive notice of the special meeting and to vote at the special meeting.

Completion of the Conversion, which is expected by December 31, 2021, is subject to the satisfaction of customary conditions, including receipt of the requisite unitholder approval.

About Enviva

Enviva (NYSE: EVA) aggregates a natural resource, wood fiber, and processes it into a transportable form, wood pellets. Enviva sells a significant majority of its wood pellets through long-term, take-or-pay off-take contracts with creditworthy customers in the United Kingdom, the European Union, and Japan. Enviva owns and operates 10 plants with a combined production capacity of approximately 6.2 million metric tons per year in Virginia, North Carolina, South Carolina, Georgia, Florida, and Mississippi. In addition, Enviva exports wood pellets through its marine terminals at the Port of Chesapeake, Virginia, the Port of Wilmington, North Carolina, and the Port of Pascagoula, Mississippi, and from third-party marine terminals in Savannah, Georgia, Mobile, Alabama, and Panama City, Florida.

To learn more about Enviva, please visit our website at envivabiomass.com. Follow Enviva on social media @Enviva.

Important Information for Unitholders

This communication does not constitute a solicitation of any vote or approval.

In connection with the Conversion, Enviva filed a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). Enviva also plans to file other documents with the SEC regarding the Conversion. After the proxy statement has been cleared by the SEC, a definitive proxy statement will be mailed to the unitholders of Enviva. UNITHOLDERS OF ENVIVA ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE CONVERSION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE CONVERSION. Unitholders will be able to obtain free copies of the proxy statement and other documents containing important information once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov.

Participants in the Solicitation

Enviva and its general partner’s directors and executive officers may be deemed to be participants in the solicitation of proxies from the unitholders of Enviva in connection with the proposed transaction. Information about such directors and executive officers is set forth in Enviva’s Annual Report on Form 10-K filed with the SEC on February 25, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Cautionary Note Concerning Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding the Conversion, Enviva’s ability to consummate the Conversion, the benefits of the Conversion, and Enviva’s future financial performance following the Conversion, as well as Enviva’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans, and objectives of management are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms, and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Enviva disclaims any duty to revise or update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Enviva cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Enviva. These risks include, but are not limited to: (i) the volume and quality of products that we are able to produce or source and sell, which could be adversely affected by, among other things, operating or technical difficulties at our wood pellet production plants or deep-water marine terminals; (ii) the prices at which we are able to sell our products; (iii) our ability to successfully negotiate, complete, and integrate acquisitions, including the associated contracts, or to realize the anticipated benefits of such acquisitions; (iv) failure of our customers, vendors, and shipping partners to pay or perform their contractual obligations to us; (v) our inability to successfully execute our project development, expansion, and construction activities on time and within budget; (vi) the creditworthiness of our contract counterparties; (vii) the amount of low-cost wood fiber that we are able to procure and process, which could be adversely affected by, among other things, disruptions in supply or operating or financial difficulties suffered by our suppliers; (viii) changes in the price and availability of natural gas, coal, or other sources of energy; (ix) changes in prevailing economic conditions; (x) unanticipated ground, grade, or water conditions; (xi) inclement or hazardous environmental conditions, including extreme precipitation, temperatures, and flooding; (xii) fires, explosions, or other accidents; (xiii) changes in domestic and foreign laws and regulations (or the interpretation thereof) related to renewable or low-carbon energy, the forestry products industry, the international shipping industry, or power, heat, or combined heat and power generators; (xiv) changes in the regulatory treatment of biomass in core and emerging markets; (xv) our inability to acquire or maintain necessary permits or rights for our production, transportation, or terminaling operations; (xvi) changes in the price and availability of transportation; (xvii) changes in foreign currency exchange or interest rates, and the failure of our hedging arrangements to effectively reduce our exposure to the risks related thereto; (xviii) risks related to our indebtedness; (xix) our failure to maintain effective quality control systems at our wood pellet production plants and deep-water marine terminals, which could lead to the rejection of our products by our customers; (xx) changes in the quality specifications for our products that are required by our customers; (xxi) labor disputes, unionization, or similar collective actions; (xxii) our inability to hire, train, or retain qualified personnel to manage and operate our business and newly acquired assets; (xxiii) the Conversion may not occur, and even if it were to be completed, we may fail to realize the anticipated benefits; (xxiv) the possibility of cyber and malware attacks; (xxv) our inability to borrow funds and access capital markets; and (xxvi) viral contagions or pandemic diseases, such as COVID-19.

Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Enviva’s expectations and projections can be found in Enviva’s periodic filings with the SEC. Enviva’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Investor Contact:

Kate Walsh
Vice President, Investor Relations
ir@envivapartners.com
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